LAUDUS TRUST

Laudus Growth Investors U.S. Large Cap Growth Fund

(the “Fund”)

Supplement dated April 3, 2013 to the Prospectus dated July 29, 2012, as supplemented November 13, 2012 and February 28, 2013, and Statement of Additional Information (“SAI”) dated July 29, 2012, as supplemented December 3, 2012 and February 28, 2013

This supplement provides new and additional information beyond that contained in the Fund’s Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

Effective March 29, 2013, Saverio (Sam) Console no longer serves as a co-portfolio manager for the Fund. Therefore, all references to Mr. Console in the Fund’s Prospectus and SAI are hereby deleted in their entirety.

Paul A. Graham and Peter J. Bye will continue to be responsible for the day-to-day management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG73912-00 (04/13) © 2013 All Rights Reserved